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                                                                     Exhibit 4.7

                              CERTIFICATE OF TRUST

                                       OF

                                 UHC CAPITAL IV

     THIS CERTIFICATE OF TRUST of UHC CAPITAL IV (the "Trust"), dated as of October 20, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ((S)) 3801 et seq.).

     1. Name. The name of the business trust being formed hereby is UHC Capital IV.

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711,
Attention:  Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                 THE BANK OF NEW YORK (DELAWARE),
                                   not in its individual capacity but solely as Trustee

                                 By: /s/ Walter N. Gitlin
                                    ---------------------------------------
                                    Name: Walter N. Gitlin
                                    Title: Authorized Signatory


                                    /s/ Arnold Kaplan
                                    ---------------------------------------
                                    ARNOLD KAPLAN,
                                      not in his individual capacity but solely
                                      as Administrative Trustee


                                    /s/ Allan Weiss
                                    ---------------------------------------
                                    ALLAN WEISS,
                                      not in his individual capacity but solely
                                      as Administrative Trustee


                                    /s/ David J. Lubben
                                    ---------------------------------------
                                    DAVID J. LUBBEN,
                                      not in his individual capacity but solely
                                      as Administrative Trustee